UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
March 10, 2025

Fidelity National Information Services, Inc.
(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
347 Riverside Avenue
Jacksonville, Florida 32202
(Addresses of Principal Executive Offices)

(904) 438-6000
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
0.625% Senior Notes due 2025	FIS25B	New York Stock Exchange
1.500% Senior Notes due 2027	FIS27	New York Stock Exchange
1.000% Senior Notes due 2028	FIS28	New York Stock Exchange
2.250% Senior Notes due 2029	FIS29	New York Stock Exchange
2.000% Senior Notes due 2030	FIS30	New York Stock Exchange
3.360% Senior Notes due 2031	FIS31	New York Stock Exchange
2.950% Senior Notes due 2039	FIS39	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2025, Fidelity National Information Services, Inc. (the “Company”) was notified by Mr. Lee Adrean, a member of the Company’s Board of Directors (the “Board”) and Chair of the Audit Committee, of his decision not to stand for re-election at the Company’s 2025 annual meeting of shareholders (the “2025 Shareholder Meeting”). Mr. Adrean’s decision was not due to any disagreement with the Company on any matters relating to the Company’s operations, policies, or practices.

The Company’s Board and management team thank Mr. Adrean for his commitment and dedication to the Board and the Company during his years as a director, including his leadership as Chair of the Audit Committee, and wish him the best with his future endeavors. Stephanie Ferris, Chief Executive Officer and President of the Company, stated, “On behalf of the Board, I want to thank Lee Adrean for his distinguished service as a member of our Board and predecessor companies for a combined 11 years. Lee has made extraordinary contributions to our Company and his dedication and guidance have been instrumental in driving the evolution of our business, positioning FIS for success. I am deeply grateful for his commitment to FIS over the years.”

On March 13, 2025, the Board appointed Ms. Nicole Anasenes to succeed Mr. Adrean as Chair of the Audit Committee, effective immediately. Ms. Anasenes has served on the Company’s Audit Committee since her appointment to the Board in October 2024. She brings 20+ years of financial expertise to this leadership position, including experience as a former Chief Financial Officer at several companies and service on audit committees of other publicly traded companies.

In connection with Mr. Adrean’s departure, the Board approved a decrease in the size of the Board from ten to nine directors, effective immediately following the 2025 Shareholder Meeting.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity National Information Services, Inc. (Registrant)
Date: March 14, 2025	By:	/s/ Caroline Tsai
		Name:	Caroline Tsai
		Title:	Chief Legal & Corporate Affairs Officer and Corporate Secretary